UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.     )

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Ashford Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following presentation was made by Ashford Inc. on October 3, 2019.

Ashford Inc. Investor Day – October 2019

Forward Looking Statements Safe Harbor Ashford Inc. (AINC) Investor Presentation | October 2019 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," "target," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise, and the market price of our common stock; availability, terms and deployment of capital; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; actual and potential conflicts of interest with or between Remington Lodging, Ashford Trust and Braemar, our executive officers and our non-independent directors; availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes; the possibility that we may not realize any or all of the anticipated benefits from transactions to acquire businesses, including the acquisition of the project management business previously owned by Remington Lodging, and from new business initiatives, including the ERFPs with Ashford Trust and Braemar; disruptions relating to the acquisition or integration of the hotel management business previously owned by Remington Lodging, which may harm relationships with customers, employees and regulators; and unexpected costs relating to the acquisition or integration of the hotel management business previously owned by Remington Lodging. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security, and the information contained herein does not form part of any prospectus of Ashford Inc. that may be used to offer or sell securities. Additional Information and Where to Find It In connection with the Remington hotel management acquisition transaction, Ashford Inc. has filed a definitive proxy statement and Ashford Nevada Holding Corp. (a subsidiary of Ashford Inc., to be renamed Ashford Inc. at the closing of the transaction) has filed a Registration Statement on Form S-4 (Registration No. 333-232736), which includes a joint proxy statement/prospectus. Ashford Inc. plans to mail the proxy statement/prospectus (Registration No. 001-36400) contained in the Form S-4 to its stockholders on or about September 25, 2019. The Form S-4 and proxy statement/prospectus will contain important information about Ashford Inc., Ashford Nevada Holding Corp., the merger and related matters. Additionally, Ashford Inc. files annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF ASHFORD INC. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASHFORD INC. WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD INC. AND THE TRANSACTION. The proxy/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ashford Inc. with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at the Ashford Inc.’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Ashford: Who We Are Ashford Inc. (AINC) Investor Presentation | October 2019 3 Park Hyatt - Beaver Creek, CO W - Atlanta, GA Ritz-Carlton - Sarasota, FL Best-in-class asset management, with deep industry relationships and scale 40+ years of history in the hospitality business The only publicly-traded asset manager & service provider in the hospitality industry

Paths to Growth (1) On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.’s hotel management business. Investors and s ecurity holders should refer to Ashford Inc.’s Form 8-K dated May 31, 2019, and definitive proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, as described in Ashford Inc.’s Form 8-K dated May 31, 2019. Ashford Inc. (AINC) Investor Presentation | October 2019 4 Hilton – Alexandria Old Town, VA Marriott – Beverly Hills, CA Bardessono – Yountville, CA Grow our service businesses via increased AUM and third-party business (1) Grow our existing REIT platforms and new platforms

Corporate Structure proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, a s described in Ashford Inc.’s Form 8-K dated May 31, 2019. Ashford Inc. (AINC) Investor Presentation | October 2019 5 (1)On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.’s hotel management business. Investors and s ecurity holders should refer to Ashford Inc.’s Form 8-K dated May 31, 2019, and definitive Third Parties Services Services (1)Asset Management Ownership

Recent Development: Stock Purchase Agreements

ASHFORD

Stock Purchase Agreement and REIT Distribution Plan

- Ashford has agreed to acquire from Ashford Trust and Braemar an aggregate of approx. 413,000 shares of AINC for $30 per share, which represents ~15% of current common shares[1]
- Total cost of approx. $12.4 million
- REITs have announced plans to distribute the remaining approx. 380,000 AINC shares owned by the REITs (in the aggregate) to their respective shareholders, subject to the closing of the hotel management transaction[2]


Le Meridien – Minneapolis, MN


Austin Lakeway Resort and Spa– Austin, TX

[1] Includes shares associated with the deferred compensation plan

[2] On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.'s hotel management business. Investors and security holders should refer to Ashford Inc.'s Form 8-K dated May 31, 2019, and definitive proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, as described in Ashford Inc.'s Form 8-K dated May 31, 2019

Ashford Inc. (AINC) Investor Presentation | October 2019 6

Recent Development: Remington Transaction

ASHFORD

Strategic Benefits of Remington Hotel Management Acquisition[1]

- Adds significant high-margin fee-for-service business with attractive mutual exclusivity agreements
- Captures greater portion of fees from existing portfolio
- Facilitates additional growth of third-party hotel management business
- Attractive convertible preferred security with high strike of $117.50 (164% premium to the then stock price of $44.52)
- 11.8x EBITDA Multiple is an attractive multiple vs. 15.6x for comparable transactions

80+	15,000+	20+
Hotels	Rooms	States

Incremental Growth	Assumptions
Hypothetical Acquisition	$ 100M
TTM Cap Rate	7.50%
Assumed NOI Margin	25%
Implied Revenue	$ 30M
Base Management Fee	3.0%
Incentive Fee	1.0%
Assumed Profit Margin	60%
Incremental EBITDA	**$720K**

R

REMINGTON


Hilton Ft. Worth – Ft. Worth, TX

[1] *In connection with the transaction, Ashford Nevada Holding Corp. (a subsidiary of Ashford Inc., to be renamed Ashford Inc. at the closing of the transaction) has filed a Registration Statement on Form S-4 (Registration No. 333-232736), which includes a joint proxy statement/prospectus that was declared effective on September 23,2019. Investors are encouraged to review these materials, including the risk factors, carefully.*

Ashford Inc. (AINC) Investor Presentation | October 2019 7

Recent Development: Ashford Securities (1)Source: Stanger Market Pulse Ashford Inc. (AINC) Investor Presentation | October 2019 8 BILLIONS Alternative Investment Fundraising(1) $25.0$22.9B $20.0 $15.0 $10.0 $5.0 $-2018YTD Aug 20192019E $13.0B$13.8B Announced Formation of Ashford Securities Dedicated capital raising platform for Ashford’s existing & future platforms Expects to begin raising capital in mid-2020 Hired Jay Steigerwald as President – Head of Distribution Former Executive Director for W. P. Carey Inc. Megan Gavin has joined Ashford Securities to lead its national accounts effort Former national accounts manager at Starwood Capital LLC and Carey Financial

Two Paths to Growth Ashford Inc. (AINC) Investor Presentation | October 2019 9 (1) (1)On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.’s hotel management business. Investors and s ecurity holders should refer to Ashford Inc.’s Form 8-K dated May 31, 2019, and definitive proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, a s described in Ashford Inc.’s Form 8-K dated May 31, 2019. Grow Third-Party Business Hotel Yountville – Yountville, CA Hyatt Regency Savannah – Savannah, GA Hyatt Regency Savannah – Savannah, GA Grow AUM

Growing Our Business: Growth in AUM (1) Data as of 6/30/2019 Ashford Inc. (AINC) Investor Presentation | October 2019 10 Millions Advised REITs Historical Asset Growth: +22.5% CAGR(1) $10,000 $8,000 $6,000 $4,000 $2,000 $0 BHR Gross AssetsAHT Gross Assets Ashford Securities has the long-term potential to increase Ashford’s AUM by billions of dollars Advised REITs are actively seeking joint venture opportunities which could help grow AUM

Growing Our Business: AUM and Third Parties (1) Pro forma for Premier and Remington acquisition. Assumes both were acquired January 1, 2018 Ashford Inc. (AINC) Investor Presentation | October 2019 11 Millions Historical Revenue Growth From AUM and Third Parties $250 $200 $150 $100 $50 $0 20152016201720182018 Pro Forma(1) Gross AUM RevenueThird-Party Revenue $84.1 $84.1 $132.9 $79.7 $10.5 $61.6 $55.3 $52.5

Growing Our Business: Premier

ASHFORD

Premier Will Seek Third-Party Business

- Hired Don Kelly as Co-Chief Executive Officer to lead growth initiatives for third-party business
  - Deep industry experience with Hilton, Accor/Sofitel, Destination Hotels & Resorts, and Hyatt
- Attractive growth opportunity beyond Ashford's existing platforms; have never pursued third-party business
- Market is sizable

$2B+
Hotel Renovations

50K+
Hotel Rooms

250+
Hotels


The Notary Hotel – Philadelphia, PA

$200M+
Annual Managed CapEx Spend

$7B+
2018 U.S Lodging CapEx Spend[1]

[1] HotelBusiness.com

Ashford Inc. (AINC) Investor Presentation | October 2019 12

Growing Our Business: Remington F E E S ) (2) ( E X C L . M A N A G E M E N T 45.0% 41.9% 2015 2016 2017 2018 (1)HotelBusiness.com (2)Data Source: CBRE Hotel Trends 2019 Edition USA Ashford Inc. (AINC) Investor Presentation | October 2019 13 G O P M A R G I N 40.0% 42.3%42.3%42.1% 38.3% 38.5% 37.5% 37.8% 35.0% IndustryRemington Company Managed Revenue(1) 1 2 3 4 5 6 7 Aimbridge Hospitality $ 5.0BMerging Interstate Hotels & Resorts $ 4.1B= $ 9.1B Crescent Hotels & Resorts Pyramid Hotel Group White Lodging Atrium Hospitality $ 0.8B – $ 1.6B HHM 8 Remington 9 10 Sage Hospitality Island Hospitality Hotel Management Will Seek Third-Party Business  Hired Jarrad Evans as Chief Investment Officer to lead growth initiatives for third-party business  Former Senior Vice President of Business Development and Strategy for Benchmark  Generated 40 third-party management contracts while at Benchmark  Attractive growth opportunity beyond Ashford’s existing platforms  Remington’s track record presents an attractive property manager for hotel owners  Sloan Dean, Remington COO, was formerly in development at Interstate

Growing Our Business: JSAV (1) As of November 1, 2017 Ashford Inc. (AINC) Investor Presentation | October 2019 14 69% Total Growth 1200% Ashford Growth 26% Third-Party Growth Number of Multi-Year Contracts with Hotels 100and Convention Centers 90 80 70 60 50 40 30 20 10 0 2017 (1)20182019 Q2 YTD AshfordNon Ashford 67 60 53 26 14 Growth Opportunities at JSAV Growth from advised platforms and third parties Industry consolidation (PSAV & Encore) presents significant growth opportunity

Key Takeaways proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, a s described in Ashford Inc.’s Form 8-K dated May 31, 2019. Ashford Inc. (AINC) Investor Presentation | October 2019 15 Park Hyatt - Beaver Creek, CO W - Atlanta, GA Ritz-Carlton - Sarasota, FL (1)On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.’s hotel management business. Investors and s ecurity holders should refer to Ashford Inc.’s Form 8-K dated May 31, 2019, and definitive Expect to ramp up our growth by increasing AUM and third-party business Will be well-positioned after the closing of the Remington transaction(1) We are experts in the business

Executive Leadership[1]

Industry Experts With Proven Track Record of Success Through Multiple Cycles

ASHFORD



Monty Bennett
Chairman & CEO

- 30 years of hospitality experience
- 30 years with Ashford and predecessor
- Cornell School of Hotel Administration, BS
- Cornell S.C. Johnson School, MBA



Rob Hays
Co-President & CSO

- 14 years of hospitality experience
- 14 years with Ashford
- 3 years M&A at Dresser Inc. and Merrill Lynch
- Princeton University, AB



Jeremy Welter
Co-President & COO

- 14 years of hospitality experience
- 14 years with Ashford
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Douglas Kessler
Sr. Managing Director

- 36 years real estate and hospitality experience
- 16 years with Ashford and predecessor
- 10 years at Goldman Sachs Whitehall Funds
- Stanford University, BA and MBA



Deric Eubanks
CFO

- 19 years of hospitality experience
- 16 years with Ashford
- 3 years with ClubCorp
- Southern Methodist University, BBA
- CFA charterholder



Robert Haiman
EVP, General Counsel

- 15 years of hospitality experience
- 15 years with Ashford and predecessor
- Amherst College, BA
- Duke University, JD

(1) Experience at "Ashford" includes AINC and affiliated companies AHT, BHR, and Remington

Ashford Inc. (AINC) Investor Presentation | October 2019 16

Ashford Inc. Investor Day – October 2019